o 133 P-5

                      SUPPLEMENT DATED SEPTEMBER 26, 2000
                             TO THE PROSPECTUS OF
                        FRANKLIN ASSET ALLOCATION FUND
                               dated May 1, 2000

On September 26, 2000, Franklin Asset Allocation Fund's Board of Trustees approved a proposal to merge the Franklin Asset Allocation Fund ("the Fund") into the Franklin Growth and Income Fund, subject to shareholder approval. The investment goal of the Fund is total return. Franklin Growth and Income Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments. These goals are fundamental, which means they may not be changed without shareholder approval. Franklin Growth and Income Fund's Board of Trustees also approved the merger. The boards believe this proposed merger will benefit shareholders.

It is anticipated that in several months shareholders of the Fund will receive a proxy and proxy statement requesting their votes on the merger.

The Fund will be closed to new investors after the close of business on October 16, 2000. If you are a shareholder of record as of the close of business on October 16, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Fund's shareholders. If the merger is approved by the Fund's shareholders, the Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after October 16, 2000, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account in the Fund. If you sell your shares in the Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.



               Please keep this supplement for future reference.